BLACKROCK VARIABLE SERIES FUNDS, INC.
BLACKROCK VALUE OPPORTUNITIES V.I. FUND
(the “Fund”)

SUPPLEMENT DATED MARCH 31, 2009
TO THE STATEMENT OF ADDITIONAL INFORMATION
DATED APRIL 28, 2008

Effective immediately, the following changes are made to the Fund’s Statement of Additional Information:

All references to R. Elise Baum, CFA and Michael Jarzyna, CFA as the Fund’s portfolio managers are deleted and replaced with information about John Coyle, CFA and Murali Balaraman, CFA.

The section entitled “Investment Advisory and Other Service Arrangements” beginning on page 44 is revised as set forth below.

The subsection entitled “Portfolio Manager Information — Other Funds and Accounts Managed” on page 49 is revised to replace the provided information with the following information with respect to the Fund as of March 17, 2009:

	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts

Value Opportunities V.I. Fund

John Coyle	5	2	2	0	0	0
	$1.81 billion	$146.1 million	$10.03 million	$0	$0	$0

Murali Balaraman	5	2	2	0	0	0
	$1.81 billion	$146.1 million	$10.03 million	$0	$0	$0

The subsection entitled “Portfolio Manager Information — Fund Ownership” on page 51 is revised to delete the information provided for R. Elise Baum and Michael Jarzyna and to replace it with the following information with respect to the Fund as of March 17, 2009:

Name of Portfolio Manager	Funds Managed	Dollar Range of Securities Owned
John Coyle	Value Opportunities V.I. Fund	None

Murali Balaraman	Value Opportunities V.I. Fund	None

Code # VAR-VOVI-SAI-0508SUP